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                                                                Exhibit 10.51(a)


                                    AMENDMENT

                                       TO

                              GOVERNANCE AGREEMENT

         AMENDMENT, dated as of April 25, 2001 (this "Amendment"), to the
Governance Agreement (the "Governance Agreement") dated as of December 19, 2000 among LXH, L.L.C., LXH II, L.L.C., Hexcel Corporation and the other parties listed on the signature pages thereto.

         WHEREAS, the parties hereto desire to amend the Governance Agreement as provided herein.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:

         1. Unless otherwise defined herein, capitalized terms which are defined in the Governance Agreement are used herein as defined therein.

         2. Section 1.01 of the Governance Agreement is hereby amended by deleting therefrom the definition of the term "Chairman" contained therein.

         3. Section 2.01 of the Governance Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "The Board shall consist of ten members, one of whom shall be designated the Chairman of the Board. The Chairman of the Board shall be designated by a majority of the members of the Board."

         4. Section 2.02(a) of the Governance Agreement is hereby amended by (a) deleting ", the Chairman and six additional Independent Directors" contained therein and inserting in lieu thereof "and seven Independent Directors", and (b) deleting ", the Chairman and seven additional Independent Directors" contained therein and inserting in lieu thereof "and eight Independent Directors".

         5. Section 2.02(b) of the Governance Agreement is hereby amended by (a) deleting ", the Chairman and seven additional Independent Directors" contained therein and inserting in lieu thereof "and eight Independent Directors", and (b) deleting ", the Chairman and eight additional Independent Directors" contained therein and inserting in lieu thereof "and nine Independent Directors".


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         6. Section 2.02(c) of the Governance Agreement is hereby amended by deleting ", the Chairman and eight additional Independent Directors" contained therein and inserting in lieu thereof "and nine Independent Directors".

         7. Section 2.03(a) of the Governance Agreement is hereby amended by inserting "of the Board" after "Chairman" in each of the two places the word
"Chairman" appears in such section.

         8. Section 2.05 of the Governance Agreement is hereby amended by (a) deleting therefrom "If the former member was the Chairman, the replacement
Chairman shall be the replacement."; (b) deleting therefrom "(other than the Chairman)"; and (c) inserting "of the Board" after the word "Chairman" in the last parenthetical in such section.

         9. Section 2.06 of the Governance Agreement is hereby amended by deleting ", the Chairman and one additional Independent Director" from clause
(iv) contained therein and inserting in lieu thereof "and two Independent
Directors."

         10. Each Investor consents to the Amendment and Restatement of the Bylaws of Hexcel Corporation in the form of Exhibit A attached hereto.

         11. Except as expressly modified herein, all terms and provisions of the Governance Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed.

         12. No change, modification or waiver of any provision of this Amendment shall be valid unless the same is in writing and signed by the parties hereto.

         13. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict of law rules.

         14. This Amendment may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date and year first written above.

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

GS CAPITAL PARTNERS 2000, L.P.                               GS CAPITAL PARTNERS 2000 OFFSHORE, L.P.

By: GS Advisors 2000, L.L.C., its general partner            By: GS Advisors 2000, L.L.C., its general partner



         By:  /s/ Katherine L. Nissenbaum                            By: /s/ Katherine L. Nissenbaum
            -----------------------------                                -----------------------------
              Name:  Katherine L. Nissenbaum                               Name:  Katherine L. Nissenbaum
              Title: Vice President                                        Title: Vice President


GS CAPITAL PARTNERS 2000 EMPLOYEE FUND, L.P.                 GS CAPITAL PARTNERS 2000 GMBH & CO. BETEILIGUNGS KG

By: GS Employee Funds 2000 GP, L.L.C., its general partner   By: Goldman Sachs Management GP GmbH, its general
                                                             partner


         By:  /s/ Katherine L. Nissenbaum                            By: /s/ Katherine L. Nissenbaum
            -----------------------------                                -----------------------------
              Name:  Katherine L. Nissenbaum                               Name:  Katherine L. Nissenbaum
              Title: Vice President                                        Title: Managing Director


LXH, L.L.C.                                                  LXH II, L.L.C.

By: GS Capital Partners 2000, L.P., its managing member      By: GS Capital Partners 2000 Offshore, L.P., its
                                                             managing member
   By: GS Advisors 2000, L.L.C., its general
         partner                                             By: GS Advisors 2000, L.L.C., its general
                                                                   partner


         By:  /s/ Katherine L. Nissenbaum                            By:   /s/ Katherine L. Nissenbaum
            -----------------------------                                -----------------------------
              Name:  Katherine L. Nissenbaum                               Name:  Katherine L. Nissenbaum
              Title: Vice President                                        Tile:  Vice President


STONE STREET FUND 2000, L.P.                                 HEXCEL CORPORATION

By: Stone Street 2000, L.L.C., its general  partner



         By:  /s/ Katherine L. Nissenbaum                            By:   /s/ Ira J. KraKower
            -----------------------------                                -----------------------------
              Name:  Katherine L. Nissenbaum                               Name:  Ira J. KraKower
              Title: Vice President                                        Title: Senior Vice President

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